                                                                 EXHIBIT 10.19.2

                                                                  EXECUTION COPY








                     AMENDED AND RESTATED SECURITY AGREEMENT

                          Dated as of October 29, 2002

                                      from

                         The Grantors referred to herein

                                   as Grantors

                                       to

                        Morgan Stanley & Co. Incorporated

                               as Collateral Agent

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                                TABLE OF CONTENTS

SECTION 1.  Grant of Security ............................................................   2

SECTION 2.  Security for Obligations .....................................................   8

SECTION 3.  Grantors Remain Liable .......................................................   9

SECTION 4.  Delivery and Control of Security Collateral ..................................   9

SECTION 5.  Delivery and Control of the Account Collateral; Maintaining the Collateral
            Account ......................................................................  10

SECTION 6.  Investing of Amounts in the Collateral Account ...............................  11

SECTION 7.  Release of Amounts ...........................................................  11

SECTION 8.  Representations and Warranties ...............................................  12

SECTION 9.  Further Assurances ...........................................................  16

SECTION 10. As to Equipment and Inventory ................................................  17

SECTION 11. Insurance ....................................................................  18

SECTION 12. Place of Perfection; Records; Collection of Receivables ......................  19

SECTION 13. As to Intellectual Property Collateral .......................................  20

SECTION 14. Voting Rights; Dividends; Etc ................................................  22

SECTION 15. As to the Assigned Agreements ................................................  24

SECTION 16. Payments Under the Assigned Agreements .......................................  25

SECTION 17. Transfers and Other Liens; Additional Shares .................................  25

SECTION 18. Collateral Agent Appointed Attorney-in-Fact ..................................  26

SECTION 19. Collateral Agent May Perform .................................................  26

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
SECTION 20. The Collateral Agent's Duties ................................................  26

SECTION 21. Remedies .....................................................................  27

SECTION 22. Indemnity and Expenses .......................................................  31

SECTION 23. Amendments; Waivers; Additional Grantors; Etc ................................  31

SECTION 24. Notices, Etc .................................................................  32

SECTION 25. Continuing Security Interest; Assignments under the Credit Agreement .........  32

SECTION 26. Release; Termination .........................................................  33

SECTION 27. Security Interest Absolute ...................................................  33

SECTION 28. Execution in Counterparts ....................................................  35

SECTION 29. The Mortgage .................................................................  35

SECTION 30. Governing Law ................................................................  35

                                       ii

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Schedules
Schedule I        -      Pledged Shares and Pledged Debt
Schedule II       -      Assigned Agreements
Schedule III      -      Locations of Equipment and Inventory
Schedule IV       -      Jurisdiction of Organization and Federal Tax
                         Identification Number
Schedule V        -      Patents, Trademarks and Trade Names, Copyrights and
                         Licenses
Schedule VI       -      Securities Accounts



Exhibits

Exhibit A         -      Form of Security Agreement Supplement
Exhibit B         -      Form of Consent and Agreement
Exhibit C         -      Form of Intellectual Property Security Agreement
Exhibit D         -      Form of Intellectual Property Security Agreement
                         Supplement
Exhibit E         -      Form of Securities Account Control Agreement

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                     AMENDED AND RESTATED SECURITY AGREEMENT

          AMENDED AND RESTATED SECURITY AGREEMENT dated as of October 29, 2002, made by Interstate FiberNet, Inc., a Delaware corporation (the "Borrower"), ITC/\ Deltacom, Inc. (the "Parent"), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23(b)) (the Borrower, the Parent, the Persons so listed and the Additional Grantors being, collectively, the "Grantors") to Morgan Stanley & Co. Incorporated, as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement (as hereinafter defined), the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement).

                             PRELIMINARY STATEMENTS:

          1. The Borrower entered into a Credit Agreement dated as of April 5, 2000 (the "Initial Credit Agreement"), with the Lender Parties and the Agents named therein, pursuant to which the Grantors executed and delivered to the Collateral Agent for the Secured Parties a Security Agreement, dated April 5, 2000 (the "Initial Security Agreement").

          2. In order to restructure, continue, convert and consolidate the loans advanced to the Borrower by the Lender Parties under the Initial Credit Agreement, the Lender Parties, the Loan Parties and the Agents have entered into an Amended and Restated Credit Agreement, dated as of October 29, 2002 (as may be amended from time to time, the "Credit Agreement"). Any capitalized term used herein and not otherwise defined has the meaning set forth in the Credit Agreement.

          3. Pursuant to the Credit Agreement, each Grantor is entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of its personal property and fixtures now owned or hereafter acquired.

          4. Each Grantor is the owner of the shares (the "Initial Pledged Shares") of stock set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "Initial Pledged Debt") set forth opposite such Grantors name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein.

          5. The Borrower has opened a collateral securities account, Account No. 27-l701H (the "Collateral Account"), with Morgan Stanley & Co. Incorporated at its office at 1633 Broadway, 25/th/ Floor, New York, New York 10019, in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

          6. The Parent has security entitlements (the "Pledged Security Entitlements") with respect to all the financial assets (the "Pledged Financial Assets") credited from time to time to the Parent's accounts as otherwise described in Schedule VI (each a "Securities Account" and collectively the "Securities Accounts").

          7. It is a condition precedent to the making of Advances by the Lender Parties under the Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks from time to time that the Grantors shall have granted the security interest and made the pledge contemplated by this Agreement.

          8. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

          9. Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. The term "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. (S) 357.2, (S) 357.10 through (S) 357.14 and (S) 357.41 through
(S) 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

          SECTION 1. Grant of Security. Each Grantor hereby pledges to the Collateral Agent for the ratable benefit of the Secured Parties (subject to the terms of this Agreement), and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in, such Grantor's right, title and interest in and to the following, in each case as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

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          (a)  all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");

          (b)  all inventory in all of its forms including, without limitation,
     (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor) and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

          (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables");

          (d)  the following (the "Security Collateral"):

               (i) the Initial Pledged Shares and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

               (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

               (iii) all additional shares of stock from time to time acquired by such Grantor in any manner (such shares, together with the Initial Pledged Shares, being the "Pledged Shares") and the certificates, if any, representing such additional shares, and all dividends, cash, instruments and other property from

                                        3

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          time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

               (iv) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (v) the Securities Accounts, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Securities Accounts, and all Pledged Financial Assets, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets; and

               (vi) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts,
          (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

          (e) each of the agreements listed on Schedule II hereto, each of the agreements set forth on the supplemental list of Material Contracts delivered by the Parent pursuant to Section 5.01(n)(iii) of the Credit Agreement (the "Supplemental List"), and each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements,
     (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements,
     (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform

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     thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

          (f)  the following (collectively, the "Account Collateral"):

               (i) the Collateral Account, all financial assets from time to time credited to the Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the Collateral Account) and all dividends interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

               (ii) all deposit accounts of such Grantor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

               (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

          (g) the following (collectively, the "Intellectual Property Collateral"):

               (i) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in
          Schedule V hereto (as such Schedule V may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit D hereto (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");

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               (ii)  all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Trademarks");

               (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");

               (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and

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          marketing plans and customer and supplier lists and information (the
          "Trade Secrets");

               (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "Computer Software");

               (vi) all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Schedule V hereto (as such Schedule V may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises (the "Licenses"); and

               (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses together with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (h) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (g) of this Section 1 and this clause (h)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          Notwithstanding anything herein to the contrary, the Collateral shall not include: (i) any general intangibles or other rights arising under any contracts, instruments, licenses, permits or other documents as to which the grant of a security interest would constitute a

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violation of a valid and enforceable restriction (whether arising by contract or under law or governmental regulation) in favor of a third party (including a governmental authority) on such grant or a violation of law or governmental regulation, unless and until any required consents shall have been obtained or,
(ii) any equipment and related computer programs, documentation, licenses and sublicenses, and any additions, attachments and accessions to, and replacements of, any of the foregoing, any agreements with the supplier of any or all of the foregoing and purchase orders submitted to such supplier, and any products and proceeds of any of the foregoing, pledged as collateral to secure the GECC Capital Lease, the NTFC Capital Lease or any other Capitalized Lease constituting Surviving Debt as of the Amendment Effective Date.

          SECTION 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations being the "Secured Obligations").

          The parties hereto intend to maintain the validity, effectiveness, enforceability, perfection and priority of the Collateral Documents delivered under the Initial Credit Agreement (the "Original Security Documents") and this Agreement is intended, inter alia, to extend the obligations and indebtedness secured by the security interests and pledges created and affected by the Original Security Documents, in each case, except as specifically provided herein including without limitation in the last paragraph of Section 1, without terminating, limiting, modifying or otherwise affecting the validity, effectiveness, enforceability, perfection and priority of the security interests or the pledges created and affected in respect thereof. To the extent that any security interest or pledge granted pursuant to the Original Security Documents relates to collateral in which the Grantors have previously granted a security interest to the Collateral Agent, this Agreement shall, except as specifically provided herein including without limitation in the last paragraph of Section 1, confirm the validity, effectiveness, enforceability and continuation of such security interest or pledge as against the Grantors. All of the terms and provisions of the Original Security Documents are hereby confirmed and ratified in all respects, except as specifically modified herein.

          Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

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          SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4. Delivery and Control of Security Collateral

          (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 14(a). In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the securities account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent to Security Collateral consisting of financial assets credited to the securities account.

          (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in writing with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent.

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          (c)  With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such agreement to be substantially in the form of Exhibit E attached hereto or otherwise in form and substance satisfactory to the Collateral Agent (such agreement being a "Securities Account Control Agreement").

          (d) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a commodity contract, such Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Collateral Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Collateral Agent (such agreement being a "Commodity Account Control Agreement", and all such agreements together with all Securities Account Control Agreements, being collectively, the "Control Agreements").

          (e) No Grantor will change or add any securities intermediary or commodity intermediary that maintains any securities account or commodity account in which any of the Collateral is credited or carried, or change or add any such securities account or commodity account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

          SECTION 5. Delivery and Control of the Account Collateral; Maintaining the Collateral Account.

          (a) Promptly after opening an account with a bank or other financial institution not subject to an account control agreement, each Grantor shall cause the execution and delivery of an account control agreement or cash management agreement, as applicable, with such bank or financial institution in favor of the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent.

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          (b)  So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Secured Hedge Agreement shall be in effect or any Lender shall have any Commitment under the Credit
     Agreement:

               (i) The Borrower will maintain the Collateral Account with the Collateral Agent or another commercial bank acceptable to the Collateral Agent and that has entered into a Securities Account Control Agreement (the Collateral Agent or any bank with which the Collateral Account is maintained being a "Collateral Bank").

               (ii) It shall be a term and condition of the Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Account, as the case may be, and except as otherwise provided by the provisions of Sections 7 and 21, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the Collateral Account.

               (iii) Each Grantor will deposit in the Collateral Account or pay to the Collateral Agent for deposit in the Collateral Account all funds contemplated by Section 2.05(b)(ii) of the Credit Agreement in accordance with the terms thereof.

          SECTION 6. Investing of Amounts in the Collateral Account. The Collateral Agent will, subject to the provisions of Sections 7 and 21, from time to time direct the Collateral Bank to (a) invest amounts received with respect to the Collateral Account in such Cash Equivalents credited to the Collateral Account as the Borrower may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited to the Collateral Account as the Borrower may select and the Collateral Agent may approve. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in a deposit account with the Collateral Bank in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent, such deposit account to be deemed to constitute part of the Collateral Account. In addition, the Collateral Agent shall have the right at any time to direct the Collateral Bank to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the Collateral Account.

          SECTION 7. Release of Amounts. So long as no Default shall have occurred and be continuing, the Collateral Agent will direct the applicable Collateral Bank to pay and release to the Borrower or at its order or, at the request of the Borrower, to the Administrative Agent to be applied to the Obligations of the Borrower under the Loan Documents, such amount, if any, as is then on deposit in the Collateral Account, as the case may be, to the extent permitted to be released under the terms of the Credit Agreement.

          SECTION 8. Representations and Warranties. Each Grantor represents and warrants as follows:

          (a) All of the Equipment and Inventory of such Grantor are located at the places specified therefor in Schedule III hereto or at such other places as such Grantor shall have specified in writing to the Collateral Agent (and upon notification to the Collateral Agent of such additional places. Schedule III shall be automatically amended to include such other places). The jurisdiction of organization of such Grantor is specified in
     Schedule IV hereto, as such Schedule IV may be amended from time to time pursuant to Section 12(a). Such Grantor's federal tax identification number is set forth opposite such Grantor's name in Schedule IV hereto. All Security Collateral consisting of certificated securities and instruments has been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

          (b) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement or permitted under the Credit Agreement and except for rights of others under any License. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement. Such Grantor has the trade names listed on
     Schedule V hereto.

          (c) Such Grantor has exclusive possession and control of the Equipment and Inventory other than Inventory stored at any leased premises or warehouse for which a landlord's or warehouseman's agreement, in form and substance reasonably satisfactory to the Collateral Agent, is in effect and which leased premises or warehouse is so indicated by an asterisk on
     Schedule III hereto, or otherwise specified by such Grantor in writing to the Collateral Agent (and upon notification to the Collateral Agent of such additional leased premises or warehouse, Schedule III shall be automatically amended to include such other leased premises or warehouse with an asterix designation).

          (d) The Pledged Shares pledged by such Grantor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt pledged by such Grantor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Agent) and is not in default.

          (e) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on
     Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

          (f) All of the investment property owned by such Grantor as of the date hereof is listed on Schedule I hereto.

          (g) The Assigned Agreements to which such Grantor is a party, true and complete copies of which (other than the Hedge Agreements) have been furnished to each Secured Party, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement to which such Grantor is a party by any party thereto. Each Grantor will use its best efforts to obtain, (x) on or prior to February 28, 2003, a consent from each party to the Assigned Agreements listed on Part A to Schedule II hereto to which such Grantor is a party, (y) within thirty days of the satisfaction in full of all obligations, if any, of the Loan Parties with respect to the Contingent Payments, a consent from each party to the Assigned Agreement listed on Part B of Schedule II hereto to which such Grantor is a party, and (z) within 120 days of delivery of the Supplemental List, a consent from each party to the Assigned Agreements listed therein to which such Grantor is a party (provided, that the Collateral Agent may, in its sole discretion, waive the requirements of this provision with respect to any such Assigned Agreement), all in substantially the form of Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement. Nothing herein shall be construed to require any Grantor to give additional consideration of any kind under any Assigned Agreement in connection with obtaining of any consents under this Section 8(g).

          (h) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

          (i) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the pledge and security interest created hereunder (including the first priority nature of such pledge or security interest), except for the filing of financing statements under the Uniform Commercial Code, which financing and continuation statements have been duly filed and are in full force and effect, the recordation of the Intellectual Property Security Agreements referred to in Section 13(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been duly recorded and are in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (j) The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

          (k)  As to itself and its Intellectual Property Collateral:

               (i) The rights of such Grantor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

               (ii) Such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terns of the Licenses.

               (iii) The Intellectual Property Collateral set forth on Schedule V hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses, other than commercial off-the-shelf software licenses, owned by such Grantor.

               (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part and, to the best of such Grantor's knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

               (v) Such Grantor has made or performed all commercially reasonable filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every material item of Intellectual Property Collateral in full force and effect throughout the world, and to protect and maintain its interest therein, including without limitation, any recordation of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and any recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Grantor has used commercially reasonable statutory notice in connection with its use of each material patent, trademark and copyright of the Intellectual Property Collateral.

               (vi) No action, suit, investigation, litigation or proceeding has been asserted or is pending or, to such Grantor's knowledge threatened against such Grantor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party. To the best of such Grantor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral or upon the rights of such Grantor therein. Except as set forth on
          Schedule V hereto, such Grantor has not granted any license, release, covenant not to sue, non-assertion assurance or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Transaction Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.

               (vii) With respect to each License: (A) such License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) such Grantor has not received any notice of termination or cancellation under such License; (D) such Grantor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Grantor has not granted to any other third party any rights, adverse or otherwise, under such License (except to the extent that sublicensing is permitted); and (F) neither such Grantor nor any other party to such License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

               (viii) To the best of such Grantor's acknowledge, (A) none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor's Intellectual Property Collateral.

          SECTION 9. Further Assurances.

          (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly, with respect to Collateral of such
     Grantor: (i) mark conspicuously
     each chattel paper included in Receivables and, at the request of the Collateral Agent, each of its records pertaining to such Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such chattel paper or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (iii) file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for the benefit of the Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and (v) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

          (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Grantor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

          SECTION 10. As to Equipment and Inventory.

          (a)  Intentionally omitted.

          (b) Each Grantor will cause the Equipment of such Grantor to be maintained and preserved in good working order and condition, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Grantor will promptly furnish to the Collateral Agent a statement respecting any loss or damage exceeding $500,000 to any of the Equipment or Inventory of such Grantor.

          (c) Each Grantor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Grantor provided, however, that such Grantor shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

          SECTION 11. Insurance.

          (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory (it being understood that Equipment and Inventory shall not include fiber optic cables) of such Grantor with responsible and reputable insurance companies or associations in such amounts, against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general area in which such Grantor operates. Each policy of each Grantor for liability insurance shall (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Collateral Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 10 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when no Event of Default shall have occurred and be continuing, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or to reimburse for the costs of such repairs or replacements.

          (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released, subject to the provisions of Section 2.05(b)(ii) of the Credit Agreement, by the Collateral Agent to the applicable Grantor for the repair, replacement or restoration thereof.

          SECTION 12. Place of Perfection; Records; Collection of Receivables.

          (a) Each Grantor will keep its jurisdiction of organization, and originals of the Assigned Agreements to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, at the location therefor specified in Section 8(a) or, upon 30 days' prior written notice to the Collateral Agent, at such other location in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral of such Grantor (and, upon the taking of such action in such jurisdiction, Schedule IV hereto shall be automatically amended to include such other location). Each Grantor will hold and preserve its records relating to the Collateral, the Assigned Agreements and chattel paper and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents.

          (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Receivables. In connection with such collections, such Grantor may take such action as such Grantor may deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables of the assignment of such Receivables to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by any Grantor of the notice from the

     Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and either (A) released to such Grantor on the terms set forth in Section 7 so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in
     Section 21(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Receivables to any other indebtedness or obligations of the Obligor thereof.

          SECTION 13. As to Intellectual Property Collateral.

          (a) Each Grantor agrees to take, at its expense, all necessary steps that such Grantor shall have determined are commercially reasonable in the conduct of such Grantor's business with respect to each item of its Intellectual Property Collateral, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect and (ii) pursue the registration and maintenance of patent, trademark or copyright registration or application now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Grantor shall discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark or copyright, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect, in which case, with respect to any material item of

     Intellectual Property Collateral so abandoned such Grantor will give reasonable notice of any such abandonment to the Collateral Agent.

          (b) Each Grantor agrees promptly to notify the Collateral Agent if such Grantor learns (i) that any material item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Grantor's ownership of any material item of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any material item of the Intellectual Property Collateral.

          (c) In the event that any Grantor becomes aware that any material item of the Intellectual Property Collateral is being infringed or misappropriated by a third party and communicate such awareness to such third party, such Grantor shall reasonably notify the Collateral Agent and shall take such actions, at its expense, as such Grantor deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

          (d) Each Grantor shall use commercially reasonable statutory notice in connection with its use of each material item of its Intellectual Property Collateral. Except as set forth in Section 13(a), no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

          (e) Each Grantor shall take all steps which it deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services offered or provided under any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          (f) With respect to its Intellectual Property Collateral, each Grantor agrees to execute an agreement, in substantially the form set forth in Exhibit C hereto (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S.

     Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

          (g) Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(g) which is not on the date hereof a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) with respect. to only material item of After-Acquired Intellectual Property, such Grantor shall give written notice thereof to the Collateral Agent in accordance herewith every calendar quarter and (iv) with respect to registrations and applications for registration of such After-Acquired Intellectual Property which are registered or filed with the U.S. Patent and Trademark Office, U.S. Copyrights Office or order governmental authorities, such Grantor shall execute and deliver to the Collateral Agent an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          SECTION 14. Voting Rights; Dividends; Etc.

          (a) So long as no Event of Default shall have occurred and be continuing:

               (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose other than to originate Entitlement Orders (as defined in any Control Agreement) with respect to any securities account or commodity account; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

               (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all:

                     (A) dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                     (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                     (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral,

          shall be, and shall be forthwith delivered to the Collateral Agent to hold as Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

               (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and-retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuance of an Event of
     Default:

               (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 14(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 14(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and

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

          to receive and hold as Security Collateral such dividends, interest and other distributions.

               (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 14(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

               (iii) The Collateral Agent shall be authorized to send to each Securities Intermediary or Commodity Intermediary as defined in and under any Control Agreement a Notice of Exclusive Control as defined in and under such Control Agreement.

          SECTION 15. As to the Assigned Agreements.

          (a)  Each Grantor will at its expense:

               (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be reasonably requested from time to time by the Collateral Agent except where the failure to do so would not have a Material Adverse Effect; and

               (ii) and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent, make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

          (b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Credit Agreement:

               (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination thereof;

               (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder;

               (iii) waive any default under or breach of any such Assigned Agreement; or

               (iv) take any other action in connection with any such Assigned Agreement that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of any Secured Party.

          (c) Each Grantor hereby consents on its own behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

          SECTION 16. Payments Under the Assigned Agreements.

          (a) Each Grantor agrees, and has effectively so instructed each other party to each Assigned Agreement to which it is a party, that, upon the occurrence and during the continuance of an Event of Default, all payments due or to become due under or in connection with such Assigned Agreement will be made directly to the Collateral Account.

          (b) All moneys received or collected pursuant to subsection (a) above shall be (i) released to the applicable Grantor so long as no Event of Default shall have occurred and be continuing or (ii) if any Event of Default shall have occurred and be continuing, applied as provided in
     Section 21(b).

          SECTION 17. Transfers and Other Liens; Additional Shares.

          (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, non-exclusive licenses granted in the ordinary course of business and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Credit Agreement.

          (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities.

          SECTION 18. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 11,

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

          (d) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

          SECTION 19. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 22(b).

          SECTION 20. The Collateral Agent's Duties.

          (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

          (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

          SECTION 21. Remedies. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may:
     (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient. to both parties;
     (ii) without notice except as specified below, sell the

     Collateral or any part thereof in one or more parcels, at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Assigned Agreements, the Receivables or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of the Assigned Agreements, the Receivables. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made al the time and place to which it was so adjourned.

          (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 22), in whole or in part, by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

               (i) first, to the Agents for any amounts owing to the Agents pursuant to Section 9.04 of the Credit Agreement or otherwise under the Loan Documents, ratably in accordance with such respective amounts then owing to the Agents; and

               (ii) second, to the Lender Parties and the Hedge Banks, respectively, for any amount then owing to them, in their capacities as such, under the Loan Documents ratably in accordance with such respective amounts then owing to the Lender Parties and the Hedge Banks, provided that, for purposes of this Section 21, the amount owing to any such Hedge Bank pursuant to any Secured Hedge Agreement to which it is a party (other than any amount theretofore accrued and unpaid) shall be deemed to be equal to the Agreement Value therefor.

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

          Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be
     (i) received in trust for the benefit of the Collateral Agent, (ii) segregated from other funds of such Grantor and (iii) forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

          (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in the Collateral Account or in any deposit account related thereto.

          (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

          (f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this
     Section 21, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

               (i) execute and deliver, and cause each issuer of such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

               (iii) cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11 (a) of the Securities Act;

               (iv) provide the Collateral Agent with such other information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

               (v) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

          (g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 21, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral:
     (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

          (h) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in subsection (f) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with subsection (f) above.

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

          SECTION 22. Indemnity and Expenses.

          (a) Each Grantor agrees to indemnify, defend, save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from any claims by third parties involving this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

          SECTION 23. Amendments; Waivers; Additional Grantors; Etc.

          (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and (ii) the supplemental Schedules I, II, III, IV and V attached to each Security

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

     Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV and V, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

          SECTION 24. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to, in the case of the Borrower or the Collateral Agent, addressed to it at its address specified in the Credit Agreement and, in the case of each Grantor other than the Borrower, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mail, delivered to the telegraph company, telecopied or confirmed by telex answerback, respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

          SECTION 25. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements,
(b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes, if any, held by it) to any Eligible Assignee, and such Eligible Assignee shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 9.07 of the Credit Agreement.

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

          SECTION 26. Release; Termination.

          (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that
     (i) at the time of such request and such release no Event of Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transferor other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section 2.05 of the Credit Agreement shall, to the extent so required, be paid or made to the Collateral Agent when and as required under Section 2.05 of the Credit Agreement.

          (b) Upon the latest of (i) the payment in full in cash of the Secured Obligations, (ii) the Termination Date and (iii) the termination or expiration of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

          SECTION 27. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Loan Party or whether such Grantor or any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Loan Party under or in respect of the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

          (f) any failure of any Secured Party to disclose to any Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Loan Party now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

          (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          SECTION 28. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          SECTION 29. The Mortgage. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling, in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          SECTION 30. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                INTERSTATE FIBERNET, INC.


                                By:  /s/ Douglas A. Shumate
                                   --------------------------------------------
                                     Name:      Douglas A. Shumate
                                     Title:     Senior Vice President and Chief
                                                Financial Officer

Address for Notices:            ITC /\DELTACOM, INC.
1791 O.G. Skinner Drive
West Point, GA 31833
Attention: Douglas Shumate      By:  /s/ Douglas A. Shumate
                                   --------------------------------------------
                                     Name:      Douglas A. Shumate
                                     Title:     Senior Vice President and Chief
                                                Financial Officer

Address for Notices:            ITC /\DELTACOM COMMUNICATIONS, INC.
1791 O.G. Skinner Drive
West Point, GA 31833
Attention: Douglas Shumate      By:  /s/ Douglas A. Shumate
                                   --------------------------------------------
                                     Name:      Douglas A. Shumate
                                     Title:     Senior Vice President and Chief
                                                Financial Officer

Address for Notices:            DELTACOM INFORMATION SYSTEMS, INC.
1791 O.G. Skinner Drive
West Point, GA 31833
Attention: Douglas Shumate      By:  /s/ Douglas A. Shumate
                                   --------------------------------------------
                                     Name:      Douglas A. Shumate
                                     Title:     Senior Vice President and Chief
                                                Financial Officer

                                                                Exhibit A to the
                                                              Security Agreement

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

Morgan Stanley & Co.  Incorporated,
    as the Collateral Agent for the
    Secured Parties referred to in the
    Credit Agreement referred to below

_______________________________________
_______________________________________
Attn:__________________________________

Ladies and Gentlemen:

               Reference is made to (i) the Amended and Restated Credit Agreement dated as of October 29, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Interstate FiberNet, Inc., a Delaware corporation, as the Borrower, the Lender Parties party thereto, Morgan Stanley & Co. Incorporated, as collateral agent (together with any successor collateral agent appointed pursuant to Article VIII of the Credit Agreement, the "Collateral Agent"), and Morgan Stanley Senior Funding, Inc., as administrative agent, and (ii) the Amended and Restated Security Agreement dated as of October 29, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

               SECTION 1. Grant of Security. The undersigned hereby assigns and pledges to the Collateral Agent for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

               SECTION 2. Security for Obligations. The pledge and assignment of, and the grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

               Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

               SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I, II, III, IV and V to Schedules I, II, III, IV and V, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct in all material respects.

               SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

               SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

               SECTION 6. Jurisdiction, Etc. (a) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement Supplement or any of the other Loan Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the fullest extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Security Agreement Supplement or any of the other Loan Documents in the courts of any jurisdiction.

               (b) The undersigned hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement Supplement or any of the other Loan Documents to which it is a party in any New York State or Federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               SECTION 7. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                            Very truly yours,

                                            [NAME OF ADDITIONAL GRANTOR]


                                            By__________________________________
                                              Title:

                                            Address for notices:

                                            ____________________________________

                                            ____________________________________

                                            ____________________________________

                                                                Exhibit B to the
                                                              Security Agreement

                          FORM OF CONSENT AND AGREEMENT

          The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Amended and Restated Security Agreement dated as of October 29, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement", the terms defined therein being used herein as therein defined) from _______________ (the "Grantor") and certain other grantors from time to time party thereto to Morgan Stanley & Co. Incorporated, as Collateral Agent (the "Collateral Agent") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Collateral Agent that:

               (i) Upon its receipt from the Collateral Agent of a notice specifying that an Event of Default under the Credit Agreement has occurred and is continuing, the undersigned will make all payments to be made by it under or in connection with the _______________ Agreement dated _______________, ____ (the "Assigned Agreement") between the undersigned and the Grantor directly to the Collateral Agent or otherwise in accordance with the instructions of the Collateral Agent.

               (ii) All payments referred to in paragraph (i) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

               (iii) Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

               (iv) The undersigned will not, without the prior written consent of the Collateral Agent, (A) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (B) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Credit Agreement referred to in the Security Agreement.

               (v) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives written notice thereof to the Collateral Agent and permits the Grantor and the Collateral Agent the period of time afforded to the Grantor under the Assigned Agreement to cure such default.

               (vi) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

               (vii) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

          In order to induce the Lender Parties to make Advances and issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, the undersigned repeats and reaffirms for the benefit of the Secured Parties the representations and warranties made by it in the Assigned Agreement.

          This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated:  _____________, ____                      [NAME OF OBLIGOR]


                                                 By_____________________________

Title:

                                                                Exhibit C to the
                                                              Security Agreement

                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

          This AMENDED AND RESTATED INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the "IP Security Agreement") dated as of October 29, 2002, is made by the Persons listed on the signature pages hereof (collectively, the "Grantors") in favor of Morgan Stanley & Co. Incorporated, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, Interstate FiberNet, Inc., a Delaware corporation, entered into a Credit Agreement dated as of April 5, 2000 (the "Initial Credit Agreement") with the Lender Parties and the Agents named therein, pursuant to which the Grantors executed and delivered to the Collateral Agent for the Secured Parties a Security Agreement dated April 5, 2000 and an Intellectual Property Security Agreement dated April, 2000;

          WHEREAS, in order to restructure, continue, convert and consolidate the loans advanced to the Borrower by the Lender Parties under the Initial Credit Agreement, the Lender Parties, the Loan Parties and the Agents have entered into an Amended and Restated Credit Agreement, dated as of October 29, 2002 (as may be amended from time to time, the "Credit Agreement"); any capitalized term used herein and not otherwise defined has the meaning set forth in the Credit Agreement;

          WHEREAS, as a condition precedent to the Amendment Effective Date, each Grantor has executed and delivered that certain Amended and Restated Security Agreement dated as of October 29, 2002 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"); and

          WHEREAS, under the terms of the Security Agreement, Grantors have granted a security interest in, among other property, certain intellectual property of the Grantors to the Collateral Agent for the ratable benefit of the Secured Parties, and have agreed as a condition thereof to execute this IP Security Agreement covering such intellectual property for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

          SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in and to all of such Grantor's right, title and interest in and to the following (the "Collateral"):

          (a) the United States, international, and foreign patents and patent applications set forth in Schedule A hereto (as such Schedule A may be supplemented from time to time by supplements to the Security Agreement and this IP Security Agreement, each such supplement being in substantially the form of Exhibit D to the Security Agreement (an "IP Security Agreement Supplement"), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

          (b) the United States and foreign trademark and service mark registrations and applications set forth in Schedule B hereto (as such Schedule B may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Trademarks");

          (c) the United States and foreign copyright registrations and applications set forth in Schedule C hereto (as such Schedule C may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time) (the "Copyrights");

          (d) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (e)  any and all proceeds of the foregoing.

          Notwithstanding anything herein to the contrary, the Collateral shall not include any equipment and related computer programs, documentation, licenses and sublicenses, and any additions, attachments and accessions to, and replacements of, any of the foregoing, any agreements with the supplier of any or all of the foregoing and purchase orders submitted to such supplier, and any products and proceeds of any of the foregoing, pledged as collateral to secure the GECC Capital Lease, the NTFC Capital Lease or any other Capitalized Lease constituting Surviving Debt as of the Amendment Effective Date.

          SECTION 2. Security for Obligations. The pledge and the grant of a security interest in, the Collateral by each Grantor under this IP Security Agreement secures the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

          The parties hereto intend to maintain the validity, effectiveness, enforceability, perfection and priority of the Collateral Documents delivered under the Initial Credit Agreement (the "Original Security Documents") and this IP Security Agreement is intended, inter alia, to extend the obligations and indebtedness secured by the security interests and pledges created and affected by the Original Security Documents, in each case, except as specifically provided herein, including, without limitation, in the last paragraph of Section 1, without terminating, limiting, modifying or otherwise affecting the validity, effectiveness, enforceability, perfection and priority of the security interests or the pledges created and affected in respect thereof. To the extent that any security interest or pledge granted pursuant to the Original Security Documents relates to collateral in which the Grantors have previously granted a security interest to the Collateral Agent, this IP Security Agreement shall, except as specifically provided herein, including, without limitation, in the last paragraph of Section 1, confirm the validity, effectiveness, enforceability and continuation of such security interest or pledge as against the Grantors. All of the terms and provisions of the Original Security Documents are hereby confirmed and ratified in all respects, except as specifically modified herein.

          Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor to any Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Loan Party.

          SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this IP Security Agreement.

          SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

          SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             INTERSTATE FIBERNET, INC.


                                             By___________________________

                                             Name:
                                             Title:
                                             Address for Notices:
                                             1791 O.G. Skinner Drive
                                             West Point, GA 31833
                                             Attention: Douglas Shumate

                                             ITC/\DELTACOM, INC.


                                             By___________________________

                                             Name:
                                             Title:
                                             Address for Notices:
                                             1791 O.G. Skinner Drive
                                             West Point, GA 31833
                                             Attention: Douglas Shumate

                                             ITC/\DELTACOM COMMUNICATIONS INC.


                                             By___________________________

                                             Name:
                                             Title:
                                             Address for Notices:
                                             1791 O.G. Skinner Drive
                                             West Point, GA 31833
                                             Attention: Douglas Shumate

                                                                Exhibit D to the
                                                              Security Agreement

           FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

          This INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT (this "IP Security Agreement Supplement") dated _________, ____, is made by the Person listed on the signature page hereof (the "Grantor") in favor of Morgan Stanley & Co. Incorporated, as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

          WHEREAS, Interstate FiberNet, Inc., a Delaware corporation, entered into a Credit Agreement dated as of April 5, 2000 (the "Initial Credit Agreement") with the Lender Parties and the Agents named therein, pursuant to which the Grantors executed and delivered to the Collateral Agent for the Secured Parties a Security Agreement dated April 5, 2000 and an Intellectual Property Security Agreement dated April, 2000;

          WHEREAS, in order to restructure, continue, convert and consolidate the loans advanced to the Borrower by the Lender Parties under the Initial Credit Agreement, the Lender Parties, the Loan Parties and the Agents have entered into an Amended and Restated Credit Agreement, dated as of October 29, 2002 (as may be amended from time to time, the "Credit Agreement"); any capitalized term used herein and not otherwise defined has the meaning set forth in the Credit Agreement;

          WHEREAS, pursuant to the Credit Agreement, the Grantor and certain other Persons executed and delivered that certain Amended and Restated Security Agreement dated as of October 29, 2002 made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"); to create a short form version of the Security Agreement covering certain intellectual property of the Grantor and such other Persons for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities, the Grantor and such other Persons have executed and delivered that certain Amended and Restated Intellectual Property Security Agreement made by the Grantor and such other Persons to the Collateral Agent dated as of October 29, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to-time, the "IP Security Agreement"); and

          WHEREAS, under the terms of the Security Agreement and the IP Security Agreement, the Grantor has granted a security interest in the Additional Collateral (as defined in Section 1 below) of the Grantor to the Collateral Agent for the ratable benefit of the Secured Parties and has agreed as a condition thereof to execute this IP Security Agreement Supplement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees as follows:

          SECTION 1. Confirmation of Grant of Security. The Grantor hereby acknowledges and confirms the grant of a security interest to the Collateral Agent for the ratable benefit of the Secured Parties under the Security Agreement and the IP Security Agreement in and to all of the Grantor's right, title and interest in and to the following (the "Additional Collateral"):

               (i) the United States, international, and foreign patents and patent applications, set forth in Schedule A hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

               (ii) the United States and foreign trademark and service mark registrations and applications set forth in Schedule B hereto (the "Trademarks");

               (iii) United States and foreign copyright registrations and applications set forth in Schedule C hereto (the "Copyrights");

               (iv) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks and Copyrights, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

               (v)   any and all proceeds of the foregoing.

          SECTION 2. Supplement to Security Agreement and IP Security Agreement.
Schedule V to the Security Agreement and Schedule[s] [A,] [B and] [C] to the IP Security Agreement are each, effective as of the date hereof, hereby supplemented to add to such Schedules the Additional Collateral.

          SECTION 3. Recordation. The Grantor authorizes and requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer to record this IP Security Agreement Supplement.

          SECTION 4. Governing Law. This IP Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                  [NAME OF GRANTOR]



                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                  Address for Notices:

                                                  _________________________

                                                  _________________________

                                                  _________________________

                       [ADD ACKNOWLEDGMENT FORM IF NEEDED]

                                                                Exhibit E to the
                                                              Security Agreement

                  FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

          CONTROL AGREEMENT dated as of ________, ______, among _______, a _____________ (the "Grantor"), Morgan Stanley &Co. Incorporated, as Collateral Agent (the "Secured Party"), and _________, as securities intermediary (the "Securities Intermediary").

PRELIMINARY STATEMENTS:

          (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in account no. maintained by the Securities Intermediary for the Grantor (the "Account").

          (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          Section 1. The Account. The Securities Intermediary represents and warrants to, and agrees with, the Secured Party that:

          (a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

          (b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

          (c) The Securities Intermediary's jurisdiction with respect to the Account is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

          (d) Exhibit A attached hereto is a statement of the property credited to the Account on the date hereof.

          (e) The Securities Intermediary does not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

          Section 2. Control by Secured Party. The Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each an "Entitlement Order") or other directions concerning the Account (including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Secured Party without further consent by the Grantor or any other person.

          Section 3. Grantor's Rights in Account. (a) Except as otherwise provided in this Section 3, the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Secured Party.

          (b) Until the Securities Intermediary receives a notice from the Secured Party that the Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), the Securities Intermediary may distribute to the Grantor all funds and other property held in the Account.

          (c) The Securities Intermediary will not comply with any Entitlement Order originated by the Grantor that would require the Securities Intermediary to make a free delivery to the Grantor or any other person.

          (d) If the Securities Intermediary receives from the Secured Party a Notice of Exclusive Control, the Securities Intermediary will cease:

          (i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

          (ii) distributing to the Grantor any funds or other property held in the Account.

          Section 4. Priority of Secured Party's Security Interest. (a) The Securities Intermediary subordinates in favor of the Secured Party any security interest, lien, or right of set-off it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

          (b) The Securities Intermediary will not agree with any third party that the Securities Intermediary will comply with Entitlement Orders originated by the third party.

          Section 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Secured Party.

          (b) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Secured Party and the Grantor of such claim or interest.

          Section 6. The Securities Intermediary's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Secured Party for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

          (b) The Securities Intermediary will not be liable to the Grantor for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Secured Party; even if the Grantor notifies the Securities Intermediary that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

          (c) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the N.Y. Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes to be given by the appropriate party.

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

          Section 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

          Section 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Secured Party notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

          (b) The Securities Intermediary may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

          (c) Sections 6 and 7 will survive termination of this Agreement.

          Section 9. Governing Law. This Agreement and the Account will be governed by the law of the State of New York. The Securities Intermediary and the Grantor may not change the law governing the Account without the Secured Party's express prior written agreement.

          Section 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

          Section 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

          Section 12. Financial Assets. The Securities Intermediary agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

          Section 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent

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

to the party's address set forth under its name below or to such other address as the party may notify the other parties, and will be effective on receipt.

          Section 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Securities Intermediary, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Securities Intermediary and their respective successors and assigns.

          Section 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     [NAME OF GRANTOR]


                                     By:________________________________________
                                        Title:

                                        Address:

                                        _________________

                                        _________________

                                        _________________

                                     MORGAN STANLEY & CO.
                                       INCORPORATED, as Collateral Agent


                                     By:________________________________________
                                        Title:

                                        Address:

                                        _________________

                                        _________________

                                        _________________

                                     [NAME OF SECURITIES
                                           INTERMEDIARY]

                                     By:________________________________________
                                        Title:

                                        Address:

                                        _________________

                                        _________________

                                        _________________

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